FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

This First Amendment to Second Amended and Restated Loan Agreement (the “Amendment”) is made and entered into as of November 9, 2015 by and among Black Diamond, Inc., a Delaware corporation, Black Diamond Equipment, Ltd., a Delaware corporation, Black Diamond Retail, Inc., a Delaware corporation, Everest/Sapphire Acquisition, LLC, a Delaware limited liability company, BD North American Holdings, LLC, a Delaware limited liability company, PIEPS Service, LLC, a Delaware limited liability company, and BD European Holdings, LLC, a Delaware limited liability company (collectively, the “Borrowers”), and Zions First National Bank, a national banking association (the “Lender”).

Recitals

1. Lender has previously extended a loan to the Borrowers consisting of a revolving loan in the maximum principal amount of $30,000,000 (the “Loan”), which is governed by that certain Second Amended and Restated Loan Agreement dated as of October 31, 2014 (as amended from time to time, the “Loan Agreement”) among the Borrowers, the other Loan Parties from time to time party thereto and the Lender. The Loan is evidenced by that certain Second Amended and Restated Promissory Note (Revolving Loan) dated October 31, 2014 executed by the Borrowers in favor of the Lender in the maximum principal amount of $30,000,000 (the “Note”).

2. On October 7, 2015, Black Diamond, Inc. sold all of the issued and outstanding membership interests of POC USA, LLC, previously a “Borrower” under the Loan Agreement, as consented to by the Lender pursuant to a consent letter dated as of October 5, 2015.

3. The Borrowers and the Lender desire to modify and amend the Loan Agreement as provided herein.

Amendment

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrowers hereby agree and amend and modify the Loan Agreement as follows:

1. Recitals. Each of the Borrowers and the Lender hereby acknowledges the accuracy of the Recitals, which are incorporated herein by reference.

2. Definitions. Except as otherwise provided herein, terms defined in the Loan Agreement shall have the same meaning when used herein. Terms defined in the singular shall have the same meaning when used in the plural and vice versa.

3. Amendment of Loan Agreement. The Loan Agreement is hereby modified and amended as follows:

(a) Net Worth. Section 6.14(b) Net Worth is hereby amended and restated in its entirety to read as follows:

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b. Net Worth. Black Diamond and its Subsidiaries, on a Consolidated basis, will maintain a Net Worth, measured at each reporting period set forth in Section 6.7 Financial Statements and Reports, of not less than $170,000,000 through the Fiscal Year End for 2015, plus an increase of $2,000,000 during each Fiscal Year thereafter.

(b) Duplicate Originals; Counterpart Execution. Section 10.24 Duplicate Originals; Counterpart Execution is hereby amended and restated in its entirety to read as follows:

10.24 Duplicate Originals; Counterpart Execution; Electronic Copies

Two or more duplicate originals of the Loan Documents may be signed by the parties, each duplicate of which shall be an original but all of which together shall constitute one and the same instrument. Any of the Loan Documents may be executed in several counterparts, without the requirement that all parties sign each counterpart. Each of such counterparts shall be an original, but all counterparts together shall constitute one and the same instrument. Receipt by Lender and the Loan Parties of an executed copy of this Agreement by facsimile or electronic mail shall constitute conclusive evidence of execution and delivery of this Agreement by the signatory thereto.

Furthermore, Lender shall be entitled, in its sole discretion, to image or make copies of all or any selection of the agreements, instruments, documents, and items and records governing, arising from or relating to the Loan, including, without limitation, this Agreement and the other Loan Documents, and Lender may destroy (other than any promissory note) or archive the paper originals. Each of the Borrowers hereto (i) waives any right to insist or require that Lender produce paper originals (other than in respect of any promissory note), (ii) agrees that such images shall be accorded the same force and effect as the paper originals (other than negotiability in respect of any promissory note), (iii) agrees that Lender is entitled to use such images in lieu of destroyed or archived originals for any purpose (other than negotiability in respect of any promissory note), including as admissible evidence in any demand, presentment or other proceedings, and (iv) further agrees that any executed facsimile (faxed), scanned, or other imaged copy of this Agreement or any other Loan Document shall be deemed to be of the same force and effect as the original manually executed document (other than negotiability in respect of any promissory note).

4. Conditions Precedent to Closing this Amendment. This Amendment shall not become effective until the following conditions have been completed and proof of their completion has been provided to the Lender:

(a) On or prior to the execution and delivery of this Amendment, the Borrowers shall have executed and delivered, or caused to be executed and delivered, to the Lender, each in form and substance satisfactory to the Lender, such other documents, instruments, resolutions, subordinations, and other agreements as the Lender may require in its sole discretion.

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(b) Each of the Borrowers shall perform all of the obligations of such Borrower under the Loan Documents or this Amendment to be performed contemporaneously with the execution and delivery of this Amendment.

(c) The Borrowers shall pay the Lender an amendment fee in the amount of $5,000 in cash. No portion of such fee shall be refunded in the event of early termination of the Loan Documents or any termination or reduction of the right of the Borrowers to request advances under the Loan Documents. The Lender is authorized and directed to disburse a sufficient amount of the Loan proceeds to pay this amendment fee in full.

(d) The Borrowers shall pay all fees and expenses in accordance with Section 6.

All conditions precedent set forth in this Amendment are for the sole benefit of the Lender and may be waived unilaterally by the Lender.

5. Conforming Modifications. Each of the Loan Documents is modified to be consistent herewith and to provide that it shall be a default or an Event of Default thereunder if the Borrowers shall fail to comply with any of the covenants of the Borrowers herein or if any representation or warranty by the Borrowers herein is materially incomplete, incorrect, or misleading as of the date hereof.

6. Fees and Expenses; Closing Fee

(a) Fees and Expenses. In consideration of the Lender’s agreement to amend and modify the Loan and the Loan Documents, each of the Borrowers has agreed to pay to the Lender (i) all reasonable legal fees and expenses incurred by the Lender in connection herewith or with the Loan and the Loan Documents accrued and unpaid as of the date hereof and (ii) all other reasonable costs and expenses incurred by the Lender in connection with this Amendment.

(b) Method of Payment. The foregoing fees and expenses shall be paid by the Borrowers to the Lender on the date hereof or at such later date as such fees, costs and expenses are incurred by the Lender; provided, however, that if such fees and expenses are not promptly paid, the Lender is authorized and directed, upon execution of this Amendment and fulfillment of all conditions precedent hereunder, to disburse a sufficient amount of the Loan to pay these fees and expenses in full. Each of the Borrowers acknowledges and agrees that such fees, costs, and expenses are fully earned and nonrefundable as of the date this Amendment is executed and delivered by the parties hereto, and that no portion of such fee shall be refunded in the event of early termination of the Loan Agreement or any termination or reduction of the right of any Borrower to request advances under the Loan Agreement or the Note.

7. Borrowers Representations and Warranties. Each of the Borrowers hereby affirms and again makes the representations and warranties set forth in Section 5 of the Loan Agreement as of the date of this Amendment, except to the extent that any such representations and warranties refer specifically to an earlier date.

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8. Borrowers Covenants

(a) The Borrowers shall execute, deliver, and provide to the Lender such additional agreements, documents, and instruments as reasonably required by the Lender to effectuate the intent of this Amendment.

(b) Each of the Borrowers fully, finally, and forever releases and discharges the Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that such Borrower has or in the future may have, whether known or unknown, in respect of the Loan, the Loan Documents, or the actions or omissions of the Lender in respect of the Loan or the Loan Documents arising from events occurring prior to the date of this Amendment.

9. Loan Documents Remain in Full Force and Effect; Collateral. The Loan Documents are ratified and affirmed by each of the Borrowers and shall remain in full force and effect as modified hereby. Any property rights or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of the Borrowers in the Loan Documents.

10. Integrated Agreement; Amendment. This Amendment, together with the Loan Agreement and the other Loan Documents, constitutes the entire agreement between the Lender and the Borrowers concerning the subject matter hereof, and may not be altered or amended except by written agreement signed by Lender. PURSUANT TO UTAH CODE SECTION 25-5-4, EACH BORROWER IS NOTIFIED THAT THESE AGREEMENTS ARE A FINAL EXPRESSION OF THE AGREEMENT BETWEEN THE LENDER AND THE BORROWERS AND THESE AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT.

11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF UTAH.

12. Time. Time is of the essence with respect to this Amendment.

13. Counterpart Execution. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document. Receipt by the Lender of an executed copy of this Amendment by facsimile or electronic mail shall constitute conclusive evidence of execution and delivery of this Amendment by the signatory thereto.

All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

This Amendment and the Loan Agreement (together with any other amendment thereto) shall be read and interpreted together as one agreement.

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IN WITNESS WHEREOF, this Amendment has been executed and becomes effective as of the date first written above.

Lenders:

Zions First National Bank

By: /s/ Michael R. Brough

Name: Michael R. Brough

Title: Senior Vice President

Borrower:

Black Diamond, Inc.

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Chief Financial Officer, Treasurer and Secretary

Black Diamond Equipment, Ltd.

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Chief Financial Officer and Secretary

Black Diamond Retail, Inc.

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Chief Financial Officer and Secretary

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN AGREEMENT

Signature Pages

Everest/Sapphire Acquisition, LLC

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Treasurer and Secretary

BD North American Holdings, LLC

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Treasurer

PIEPS Service, LLC

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Treasurer and Secretary

BD European Holdings, LLC

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Treasurer and Secretary

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN AGREEMENT

Signature Pages